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                                                                   EXHIBIT 10.10
                                                               EXECUTION VERSION

                           GENERAL CONTINUING GUARANTY

          This GENERAL CONTINUING GUARANTY (this "GUARANTY"), dated as of July 7, 2003, is executed and delivered by each of the undersigned subsidiaries of MORTON'S RESTAURANT GROUP, INC., a Delaware corporation (such subsidiaries, each a "GUARANTOR", and individually and collectively, and jointly and severally, the "GUARANTORS"), in favor of WELLS FARGO FOOTHILL, INC., a California corporation ("LENDER"), in light of the following:

          WHEREAS, Morton's Restaurant Group, Inc., a Delaware corporation ("BORROWER"), and the Lender are, contemporaneously herewith, entering into that certain Loan and Security Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT");

          WHEREAS, in order to induce Lender to extend financial accommodations to Borrower pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by Lender to Borrower pursuant to the Loan Agreement or any Loan Document, each Guarantor has agreed to guaranty the Guarantied Obligations;

          WHEREAS, each Guarantor is a Subsidiary of Borrower; and

          WHEREAS, each Guarantor will benefit by virtue of the financial accommodations from Lender to Borrower.

          NOW, THEREFORE, in consideration of the foregoing, each Guarantor hereby agrees in favor Lender and the Bank Product Providers, as follows:

     1. DEFINITIONS AND CONSTRUCTION.

          (a) DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

               "BORROWER" has the meaning set forth in the recitals to this Guaranty.

               "GUARANTIED OBLIGATIONS" means, with respect to each Guarantor:
     (a) the due and punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts irrespective of whether a claim therefor is allowed) on, any and all premium on, and any and all fees, costs, indemnities and expenses incurred in connection with or on, the Indebtedness owed by Borrower to Lender pursuant to the terms of the Loan Agreement and the other Loan Documents;
     (b) the due and punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code,

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     would have accrued on such amounts irrespective of whether a claim therefor is allowed) on, any and all premium on, and any and all fees, costs, indemnities and expenses incurred in connection with or on, the Indebtedness owed by Borrower to Bank Product Providers pursuant to the terms of the Loan Documents; and (c) the due and punctual payment of all other present or future Indebtedness owing by Borrower to Bank Product Providers.

               "GUARANTOR" and "GUARANTORS" have the respective meanings set forth in the preamble to this Guaranty.

               "GUARANTY" has the meaning set forth in the preamble to this Guaranty.

               "INDEBTEDNESS" means any and all obligations (including the Obligations), indebtedness, or liabilities of any kind or character owed by Borrower and arising directly or indirectly out of or in connection with the Loan Agreement or the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts irrespective of whether a claim therefor is allowed), premium, reimbursement obligations, fees, costs, expenses (including attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Lender or the Bank Product Providers.

               "LENDER" has the meaning set forth in the preamble to this Guaranty.

               "LOAN AGREEMENT" has the meaning set forth in the recitals to this Guaranty.

               "VOIDABLE TRANSFER" has the meaning set forth in SECTION 9 of this Guaranty.

          (b) CONSTRUCTION. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, changes, extensions, modifications,

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renewals, replacements, substitutions, joinders, and supplements thereto or thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth therein): the Loan Agreement; this Guaranty; and the other Loan Documents. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Lender, any Bank Product Provider, or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Lender, and the Bank Product Providers, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Lender, any Bank Product Provider and Guarantor. Any reference herein to the payment in full of the Guarantied Obligations shall mean the payment in full in cash of all Guarantied Obligations other than contingent indemnification obligations and any Bank Product Obligations that, at such time, are allowed by the applicable Bank Product Provider to remain outstanding and are not required to be repaid or cash collateralized pursuant to the provisions of the Loan Agreement, and the termination of all Commitments of Lender under the Loan Agreement. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty.

     2. GUARANTIED OBLIGATIONS. Subject to the terms and conditions of this Guaranty, each Guarantor, jointly and severally with each other Guarantor, hereby irrevocably and unconditionally guaranties to Lender and the Bank Product Providers, as and for its own debt, until payment in full thereof has been made,
(a) the payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Loan Agreement and under each of the other Loan Documents.

     3. CONTINUING GUARANTY. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Lender, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate,

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payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lender in existence on the date of such revocation, (d) no payment by a Guarantor, Borrower, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of such Guarantor hereunder.

     4. PERFORMANCE UNDER THIS GUARANTY. In the event that Borrower fails to make any payment of any Guarantied Obligations, on or before the due date thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation under the Loan Agreement or any other Loan Document in the manner provided therein, as applicable, each Guarantor immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

     5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions (other than the satisfaction in full in immediately available funds of the Guarantied Obligations). Each Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Lender and the Bank Product Providers, that the obligations of such Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against such Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Lender and the Bank Product Providers of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security Lender and the Bank Product Providers may at any time possess. Each Guarantor hereby agrees that any release which may be given by Lender and the Bank Product Providers to Borrower or any other guarantor shall not release such Guarantor. Each Guarantor consents and agrees that neither Lender nor any Bank Product Provider shall be under any obligation to marshal any property or assets of Borrower or any other guarantor in favor of such Guarantor, or against or in payment of any or all of the Guarantied Obligations.

     6. WAIVERS.

          (a) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations,

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subject, however, to such Guarantor's right to make inquiry of Lender to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Guaranty or any other Loan Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

          (b) To the fullest extent permitted by applicable law, each Guarantor hereby waives the right by statute or otherwise to require Lender or the Bank Product Providers, to institute suit against Borrower or to exhaust any rights and remedies which Lender or the Bank Product Providers, have/has or may have against Borrower. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Lender and Bank Product Providers, or its Affiliates, as applicable, by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been performed and paid in full) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

          (c) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any rights to assert against Lender or the Bank Product Providers, any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrower or any other party liable to Lender or the Bank Product Providers; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Lender or the Bank Product Providers, including any defense based upon an election of remedies by Lender under the provisions of Sections 580d and 726 of the California Code of Civil Procedure or any similar laws of New York or any other jurisdiction; (iv) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder.

          (d) Until such time as all of the Guarantied Obligations have been paid in full: (i) each Guarantor hereby waives and postpones any right of subrogation such Guarantor has or may have as against Borrower with respect to the Guarantied Obligations, including under any one or more of California Civil Code Sections 2847, 2848, and 2849 or any similar laws of New York or any other jurisdiction; (ii) in addition, each Guarantor hereby waives and postpones any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and

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claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, each Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Borrower.

          (e) If any of the Guarantied Obligations or the obligations of any Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, Lender may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations or the obligations of Guarantor under this Guaranty, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of any Guarantor hereunder. Each Guarantor understands that (a) by virtue of the operation of California's (or any similar laws of any other jurisdiction) antideficiency law applicable to nonjudicial foreclosures, an election by Lender nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or other guarantors or sureties, and (b) absent the waiver given by such Guarantor herein, such an election would estop Lender from enforcing this Guaranty against such Guarantor. Understanding the foregoing, and understanding that each Guarantor hereby is relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives any right to assert against Lender or the Bank Product Providers any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by Lender nonjudicially to foreclose any such mortgage or deed of trust so long as such nonjudicial foreclosure is conducted in a commercially reasonable manner in accordance with applicable law. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or other guarantors or sureties. Each Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure or any similar laws of New York or any other jurisdiction shall have no applicability with respect to the determination of such Guarantor's liability under this Guaranty so long as such nonjudicial foreclosure is conducted in a commercially reasonable manner in accordance with applicable law.

          (f) Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor waives all rights and defenses that such Guarantor may have if all or part of the Guarantied Obligations are secured by real property. This means, among other things:

               (i) Lender or the Bank Product Providers may collect from Guarantor without first foreclosing on any real or personal property collateral that may be pledged by Borrower or any guarantor.

               (ii) If Lender forecloses on any real property collateral that may be pledged by Borrower or any guarantor:

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                    (1)   the amount of the Guarantied Obligations or any
          obligations of any guarantor in respect thereof may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                    (2) Lender may collect from each Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from Borrower or any other guarantor.

This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have if all or part of the Guarantied Obligations are secured by real property. These rights and defenses are based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or any similar laws of New York or any other jurisdiction.

          (G) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE Sections 2787 THROUGH AND INCLUDING Section 2855, CALIFORNIA CODE OF CIVIL PROCEDURE Sections 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAWS OF NEW YORK OR ANY OTHER JURISDICTION.

          (H) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED SUCH GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR ANY SIMILAR LAWS OF NEW YORK OR ANY OTHER JURISDICTION OR OTHERWISE.

          (i) Without affecting the generality of this Section, each Guarantor hereby also agrees to the following waivers:

                    (1) Each Guarantor agrees that the Lender's right to enforce this Guaranty is absolute and is not contingent upon the genuineness, validity or enforceability of any of the Loan Documents. Each Guarantor waives all benefits and defenses it may have under California Civil Code Section 2810 or any similar laws of New York or any other jurisdiction and agrees that Lender's rights under this Guaranty shall be enforceable even if Borrower had

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          no liability at the time of execution of the Loan Documents or later ceases to be liable.

                    (2) Each Guarantor waives all benefits and defenses it may have under California Civil Code Section 2809 or any similar laws of New York or any other jurisdiction with respect to its obligations under this Guaranty and agrees that Lender's rights under the Loan Documents will remain enforceable even if the amount secured by the Loan Documents is larger in amount and more burdensome than that for which Borrower is responsible. The enforceability of this Guaranty against each Guarantor shall continue until all sums due under the Loan Documents have been paid in full and shall not be limited or affected in any way by any impairment or any diminution or loss of value of any security or collateral for Borrower's obligations under the Loan Documents, from whatever cause, the failure of any security interest in any such security or collateral or any disability or other defense of Borrower, any other guarantor of Borrower's obligations under the Loan Documents, any pledgor of collateral for any person's obligations to Lender or any other person in connection with the Loan Documents.

                    (3) Each Guarantor waives all benefits and defenses it may have under California Civil Code Sections 2845, 2849 and 2850 or any similar laws of New York or any other jurisdiction with respect to its obligations under this Guaranty, including the right to require Lender to (A) proceed against Borrower, any guarantor of Borrower's obligations under the Loan Documents, any other pledgor of collateral for any person's obligations to Lender or any other person in connection with the Guarantied Obligations, (B) proceed against or exhaust any other security or collateral Lender may hold, or (C) pursue any other right or remedy for such Guarantor's benefit, and agrees that Lender may exercise its right under this Guaranty without taking any action against Borrower, any other guarantor of Borrower's obligations under the Loan Documents, any pledgor of collateral for any person's obligations to Lender or any other Person in connection with the Guarantied Obligations, and without proceeding against or exhausting any security or collateral Lender holds.

          (j) The paragraphs in this SECTION 6 which refer to certain sections of the California Civil Code are included in this Guaranty solely out of an abundance of caution and shall not be construed to mean that any of the above-referenced provisions of California law or any other applicable law are in any way applicable to this Guaranty.

     7. RELEASES. Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, Lender and the Bank Product Providers may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one

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or more parties to, any one or more of the terms and provisions of the Loan
Agreement or any of the other Loan Documents or may grant other indulgences to Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Agreement or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

     8. NO ELECTION. Lender and the Bank Product Providers shall have the right to seek recourse against each Guarantor to the fullest extent provided for herein and no election by Lender or the Bank Product Providers to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender's or the Bank Product Providers' right to proceed in any other form of action or proceeding or against other parties unless Lender or the Bank Product Providers has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender or the Bank Product Providers under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that Lender or the Bank Product Providers finally and unconditionally shall have realized payment in full of the Guarantied Obligations by such action or proceeding.

     9. REVIVAL AND REINSTATEMENT. If the incurrence or payment of the Guarantied Obligations or the obligations of any Guarantor under this Guaranty by such Guarantor or the transfer by any Guarantor to Lender of any property of such Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if Lender is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Lender is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of Lender related thereto, the liability of such Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     10. FINANCIAL CONDITION OF BORROWER. Each Guarantor represents and warrants to Lender and the Bank Product Providers that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor further represents and warrants to Lender and the Bank Product Providers that it has read and understands the terms and conditions of the Loan Agreement and the other Loan Documents. Each Guarantor hereby covenants that it will continue to keep itself informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other

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circumstances which bear upon the risk of nonpayment or nonperformance of the
Guarantied Obligations.

     11. PAYMENTS; APPLICATION. All payments to be made hereunder by any Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by any Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including reasonable attorneys fees) incurred by Lender or the Bank Product Providers in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Lender or the Bank Product Providers constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

     12. ATTORNEYS FEES AND COSTS. Each Guarantor agrees to pay, on demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by Lender or the Bank Product Providers in the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

     13. NOTICES. All notices and other communications hereunder to Lender shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement. All notices and other communications hereunder to any Guarantor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

     14. CUMULATIVE REMEDIES. No remedy under this Guaranty, under the Loan Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Loan Agreement, or any other Loan Document, and those provided by law. No delay or omission by Lender or the Bank Product Providers to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Lender or the Bank Product Providers to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

     15. SEVERABILITY OF PROVISIONS. Any provision of this Guaranty which is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     16. ENTIRE AGREEMENT; AMENDMENTS. This Guaranty constitutes the entire agreement between the Guarantors and Lender pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Lender. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this

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Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Lender and the Bank Product Providers; PROVIDED, HOWEVER, no Guarantor shall assign this Guaranty or delegate any of its duties hereunder without Lender's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Lender or the Bank Product Providers, the rights and benefits herein conferred upon Lender and the Bank Product Providers shall automatically extend to and be vested in such assignee or other transferee.

     18. NO THIRD PARTY BENEFICIARY. This Guaranty is solely for the benefit of Lender and the Bank Product Providers and each of their successors and assigns and may not be relied on by any other Person.

     19. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

          THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 19.

          EACH GUARANTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND LENDER

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REPRESENT THAT EACH SUCH PARTY HAS REVIEWED THIS WAIVER AND EACH SUCH PARTY
KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     20. AGREEMENT TO BE BOUND. Each Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Loan Agreement to the extent applicable to such Guarantor. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, each Guarantor hereby: (a) makes to Lender and the Bank Product Providers each of the representations and warranties set forth in the Loan Agreement to the extent applicable to such Guarantor fully as though such Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, MUTATIS MUTANDIS; and (b) agrees and covenants for the benefit of Lender and the Bank Product Providers (i) to do each of the things set forth in the Loan Agreement that Borrower agrees and covenants to cause its Subsidiaries to do, to the extent applicable to such Guarantor, and (ii) to not do each of the things set forth in the Loan Agreement that Borrower agrees and covenants to cause its Subsidiaries not to do, to the extent applicable to such Guarantor, in each case, fully as though such Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, MUTATIS MUTANDIS.

     21. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Guaranty.

     22. TERMINATION; RELEASE OF GUARANTY. Upon the full and final payment of all Guarantied Obligations in immediately available funds and the irrevocable termination of Lender's commitment to provide credit under the Loan Agreement, this Guaranty shall terminate and Lender shall execute any documents, instruments or agreements, and shall take any other action reasonably requested by Guarantors to effect such termination.

                           [Signature page to follow]

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          IN WITNESS WHEREOF, the undersigned have executed and delivered this
Guaranty as of the date first written above.

PORTERHOUSE, INC., a Delaware corporation

MORTON'S OF CHICAGO, INC., an Illinois corporation

MORTON'S OF CHICAGO/ADDISON, INC., a Delaware corporation

MORTON'S OF CHICAGO/ATLANTA, INC., an Illinois corporation

MORTON'S OF CHICAGO/BALTIMORE, INC., a Delaware corporation

MORTON'S OF CHICAGO/BOCA RATON, INC., a Delaware corporation

MORTON'S OF CHICAGO/BUCKHEAD, INC., a Delaware corporation

MORTON'S OF CHICAGO/CHICAGO, INC., a Delaware corporation

MORTON'S OF CHICAGO/CINCINNATI, INC., a Delaware corporation

MORTON'S OF CHICAGO/CLAYTON, INC., a Delaware corporation

MORTON'S OF CHICAGO/CLEVELAND, INC., an Illinois corporation

MORTON'S OF CHICAGO/COLUMBUS, INC., a Delaware corporation

MORTON'S OF CHICAGO/DALLAS, INC., an Illinois corporation

MORTON'S OF CHICAGO/DENVER, INC., an Illinois corporation

MORTON'S OF CHICAGO/DETROIT, INC., a Delaware corporation

MORTON'S OF CHICAGO/FIFTH AVENUE, INC., a Delaware corporation

MORTON'S OF CHICAGO/FLAMINGO ROAD CORP., a Delaware corporation

MORTON'S OF CHICAGO/HOUSTON, INC., a Delaware corporation

MORTON'S OF CHICAGO/MIAMI, INC., a Delaware corporation

MORTON'S OF CHICAGO/MINNEAPOLIS, INC., a Delaware corporation

MORTON'S OF CHICAGO/NASHVILLE, INC., a Delaware corporation

MORTON'S OF CHICAGO/NORTH MIAMI BEACH, INC., a Delaware corporation

MORTON'S OF CHICAGO/ORLANDO, INC., a Delaware corporation

MORTON'S OF CHICAGO/PALM BEACH INC., a Delaware corporation

MORTON'S OF CHICAGO/PALM DESERT, INC., a Delaware corporation

MORTON'S OF CHICAGO/PHILADELPHIA, INC., an Illinois corporation

MORTON'S OF CHICAGO/PHOENIX, INC., a Delaware corporation

MORTON'S OF CHICAGO/PITTSBURGH, INC., a Delaware corporation

MORTON'S OF CHICAGO/PORTLAND, INC., a Delaware corporation

MORTON'S OF CHICAGO/PUERTO RICO, INC., a Delaware corporation

MORTON'S OF CHICAGO/ROSEMONT, INC., an Illinois corporation

MORTON'S OF CHICAGO/SACRAMENTO, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN ANTONIO, INC., a Delaware corporation

MORTON'S OF CHICAGO/SAN DIEGO, INC., a Delaware corporation


Guaranty Signature Page

MORTON'S OF CHICAGO/SAN FRANCISCO, INC., a Delaware corporation

MORTON'S OF CHICAGO/SANTA ANA, INC., a Delaware corporation

MORTON'S OF CHICAGO/SCOTTSDALE, INC., a Delaware corporation

MORTON'S OF CHICAGO/SEATTLE, INC., a Delaware corporation

MORTON'S OF CHICAGO/VIRGINIA, INC., an Illinois corporation

MORTON'S OF CHICAGO/WASHINGTON D.C. INC., a Delaware corporation

MORTON'S OF CHICAGO/WASHINGTON SQUARE, INC., a Delaware corporation

MORTON'S OF CHICAGO/WESTBROOK, INC., an Illinois corporation

PORTERHOUSE OF LOS ANGELES, INC., a Delaware corporation

MOCGC CORP., a Virginia corporation

MORTON'S OF CHICAGO HOLDING, INC., a Delaware corporation

MORTON'S OF CHICAGO/BOSTON LLC, a Delaware limited liability company

ARNIE MORTON'S OF CHICAGO/BURBANK LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/CHARLOTTE LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/CRYSTAL CITY LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/DENVER CRESCENT TOWN CENTER, LLC, a Delaware limited liability company

ARNIE MORTON'S OF CHICAGO/FIGUEROA LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/GREAT NECK LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/HACKENSACK LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/HARTFORD LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/HONOLULU LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/INDIANAPOLIS LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/JACKSONVILLE LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/KANSAS CITY LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/KING OF PRUSSIA LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/LOUISVILLE LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/NEW ORLEANS LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/PITTSBURGH LLC, a Delaware limited liability company


Guaranty Signature Page

MORTON'S OF CHICAGO/RESTON LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/RICHMOND LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/SCHAUMBURG LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/STAMFORD LLC, a Delaware limited liability company

MORTON'S OF CHICAGO/WHITE PLAINS LLC, a Delaware limited liability company

ITALIAN RESTAURANTS HOLDING CORP., a Delaware corporation

BERTOLINI'S RESTAURANTS, INC., a Delaware corporation

BERTOLINI'S OF CIRCLE CENTRE, INC., a Delaware corporation

BERTOLINI'S/KING OF PRUSSIA, INC., a Delaware corporation

BERTOLINI'S OF LAS VEGAS, INC., a Delaware corporation

BERTOLINI'S AT VILLAGE SQUARE, INC., a Delaware corporation


                                       By:     /s/ Thomas J. Baldwin
                                           -------------------------
                                       Name:  Thomas J. Baldwin
                                       Title: Executive Vice President and Chief
                                              Financial Officer of the above
                                              corporations and limited liability
                                              companies

ADDISON STEAKHOUSE, INC., a Texas corporation

CHICAGO STEAKHOUSE, INC., a Texas corporation

HOUSTON STEAKHOUSE, INC., a Texas corporation

SAN ANTONIO STEAKHOUSE, INC., a Texas corporation

By:      /s/ Darryl G. Steadman
    ---------------------------
   Name:  Darryl G. Steadman
   Title: Executive Vice President